SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2012

Capstead Mortgage Corporation

(Exact name of registrant as specified in its charter)

MARYLAND	001-08896	75-2027937
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8401 North Central Expressway Suite 800 Dallas, Texas		75225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 874-2323

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 1, 2011, Capstead Mortgage Corporation (the “Company”) entered into an Amended and Restated Sales Agreement (the “Original Agreement”) with Brinson Patrick Securities Corporation (the “Sales Manager”), in connection with the issuance and sale of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) and the Company’s $1.26 Cumulative Convertible Preferred Stock, Series B (the “Series B Preferred Stock”), from time to time through the Sales Manager. On February 21, 2011, the Company entered into the First Amendment to Sales Agreement with the Sales Manager (the “First Amendment” and the Original Agreement as amended, the “Sales Agreement”). The First Amendment adds a requirement that the Company furnish comfort letters from its independent accountants to the Sales Manager on a quarterly rather than annual basis. Additionally, the First Amendment extends the initial “Sales Period” through December 31, 2014. Finally, the First Amendment amends the provisions related to the Sales Manager’s commissions to allow for a commission rate mutually agreed upon in writing by the Sales Manager and the Company, not to exceed the existing compensation set forth in the Original Agreement.

The foregoing summary is qualified in its entirety by reference to the First Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01. Other Events.

Reference is hereby made to the registration statement of the Company on Form S-3/ASR (File No. 333-179607), which became effective on February 21, 2012 (the “Registration Statement”), pursuant to which the Company registered the sale of debt and equity securities in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus and the two related prospectus supplements, which were filed with the Commission pursuant to Rule 424(b)(5) on February 23, 2012 with respect to 15,000,000 shares of Common Stock and 1,495,548 shares of Series B Preferred Stock to be sold pursuant to the Sales Agreement.

On February 23, 2012, Hogan Lovells US LLP issued its opinion with respect to the legality of the issuance and sale by the Company of an additional 15,000,000 shares of the Company’s Common Stock and an additional 1,495,548 shares of Series B Preferred Stock to be sold pursuant to the Sales Agreement. Copies of each of these opinions are filed as exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

5.1.1	Opinion of Hogan Lovells US LLP, dated February 23, 2012, as amended through the date hereof, with respect to the legality of the shares of Common Stock being issued.

5.1.2	Opinion of Hogan Lovells US LLP, dated February 23, 2012, as amended through the date hereof, with respect to the legality of the shares of Series B Preferred Stock being issued.

10.1	First Amendment to Sales Agreement, dated February 21, 2012, by and between the Company and the Sales Manager.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2012

CAPSTEAD MORTGAGE CORPORATION

By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch Executive Vice President, Chief Financial Officer and Secretary